Rule 497(e)
                                                       Registration No. 33-78574




Lepercq-Istel Fund
Supplement to the Statement of Additional Information dated May
1, 1995

Change in Trustees and Officers of the Trust
Effective November 14, 1995, Eugene DeLutio, Trustee, resigned.
Effective November 27, 1995, four of the six trustees are disinterested. Effective November 27, 1995, John McCollam and
Pamela Forrest were appointed Treasurer and Secretary, respectively.
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